UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2007

BSML, Inc.

(Exact name of registrant as specified in its charter)

Utah	1-11064	87-0410364

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

460 North Wiget Lane Walnut Creek, California		94598

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 941-6260

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

          On April 12, 2007, BSML, Inc. (the “Company”), received a written Staff Determination Notice (the “Notice”) from the NASDAQ Stock Market (“ NASDAQ”) stating that the Company is not in compliance with NASDAQ’s Marketplace Rule 4310(c)(2)(B) because the Company’s stockholders’ equity was $2,482,000, the market value of the Company’s listed securities was $15,256,879, and because the Company had reported net losses from continuing operations in its annual filings for the years ended December 30, 2006, December 31, 2005, and December 25, 2004.  NASDAQ Rule 4310(c)(2)(B) requires a company to have a minimum of $2,500,000 in stockholders’ equity or $35,000,000 market value of listed securities or $500,000 of net income from continuous operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.

          The Notice also states that where an issuer fails to comply with the stockholders’ equity requirement within one year of regaining compliance with that requirement pursuant to an exception by the NASDAQ Listing Qualifications Panel (the “Panel”).  The Notice points out that the Panel notified the Company on June 2, 2006, that it had evidenced compliance with the stockholders’ equity requirement that was the subject of a March 17, 2006, exception letter.  (See the Company’s Current Report on Form 8-K, filed with the Commission on June 6, 2006.)  Accordingly, the Notice states, unless the Company requests an appeal of the determination, trading of the Company’s common stock will be suspended at the opening of business on April 23, 2007, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on The NASDAQ Stock Market.

          The Company is presently reviewing its options and determining whether to file an appeal as outlined in the Notice and permitted under the NASDAQ rules.  In the event that the Company decides to appeal the determination of non-compliance, there can be no assurance that the Panel will grant the Company’s request for continued listing.

          Additionally, the audit report of Stonefield Josephson, Inc., the Company’s independent registered public accounting firm, relating to the Company’s financial statements for the year ended December 30, 2006, included a “going concern” qualification.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99	Press Release dated April 16, 2007

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 16, 2007

BSML, Inc.

By:	/s/ Richard DeYoung

Richard DeYoung
Chief Financial Officer